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                                                                   EXHIBIT 10.17



                           INDEMNIFICATION AGREEMENT
                           -------------------------

         This Agreement made and entered into as of March 14, 1996 ("Agreement"), by and between R&D Systems Company (the "Company," which term shall include any Entity (as hereinafter defined), directly or indirectly, controlled by or affiliated with the Company) and [each director]
("Indemnitee").

         WHEREAS, it is essential to the Company that it be able to retain and attract as directors the most capable persons available;

         WHEREAS, increased corporate litigation has subjected directors to litigation risks and expenses, and the limitations on the availability of directors and officers liability insurance have made it increasingly difficult for the Company to attract and retain such persons;

         WHEREAS, the Company's by-laws require the Company to indemnify its directors and officers to the fullest extent permitted by law and permit it to make other indemnification arrangements and agreements;

         WHEREAS, the Company desires to provide Indemnitee with specific contractual assurance of Indemnitee's rights to full indemnification against litigation risks and expenses (regardless, among other things, of any amendment to or revocation of such by-laws or any change in the ownership of the Company or the composition of its Boards of Directors), which indemnification is intended to be greater than that which is afforded by the Company's charter, by-laws and, to the extent insurance is available, the coverage of Indemnitee under the Company's directors and officers liability insurance policies; and

         WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in entering and continuing in Indemnitee's position as a director of the Company:

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         1.   Definitions.
              -----------

              (a) "Corporate Status" describes the status of a person who is serving or has served (i) as a director and/or officer of the Company or any Subsidiary of the Company, (ii) in any capacity with respect to any employee benefit plan of the Company or any Subsidiary of the Company, or (iii) as a director, partner, trustee, officer, employee, agent or owner of any other Entity at the request of the Company.

              (b) "Entity" shall mean any corporation, partnership, professional corporation, joint venture, trust, foundation, association, organization or other legal
                     entity or any group or division of the Company or any
                     of its Subsidiaries.
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              (c)    "Expenses" shall mean all reasonable fees, costs and
                     expenses incurred in connection with any Proceeding (as defined below), including, without limitation, attorneys' fees, disbursements and retainers (including, without limitation, any such fees, disbursements and retainers incurred by Indemnitee pursuant to Section 10 of this Agreement), fees and disbursements of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services, and other disbursements and expenses.

              (d) "Indemnifiable Expenses," "Indemnifiable Liabilities" and "Indemnifiable Amounts" shall have the meanings ascribed to those terms in Section 3(a) below.

              (e) "Liabilities" shall mean judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement.

              (f) "Proceeding" shall mean any threatened, pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal, or any other proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 10 of this Agreement to enforce Indemnitee's rights hereunder.

              (g) "Subsidiary" shall mean any Entity that is directly or indirectly wholly-owned or controlled by the Company.

         2.   Services of Indemnitee. In consideration of the Company's
              ----------------------
covenants and commitments hereunder, Indemnitee agrees to serve or continue to serve as a director of the Company. However, this Agreement shall not impose any obligation on Indemnitee or the Company to continue Indemnitee's service to the Company or any other Entity beyond any period otherwise required by law or by other agreements or commitments of the parties, if any, and subject to the foregoing, Indemnitee shall be free to resign from any position he holds at any time.

         3.   Agreement to Indemnify. The Company agrees to indemnify Indemnitee
              ----------------------
as follows:

              (a) Subject to the exceptions contained in Section 4(a) below, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of Indemnitee's Corporate Status, Indemnitee shall be indemnified by the Company against all Expenses and Liabilities incurred or paid by

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                    Indemnitee in connection with such Proceeding (referred to herein as "Indemnifiable Expenses" and "Indemnifiable Liabilities," respectively, and collectively as "Indemnifiable Amounts").

              (b) Subject to the exceptions contained in Section 4(b) below, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of Indemnitee's Corporate Status, Indemnitee shall be indemnified by the Company against all Indemnifiable Expenses.

         4.   Exceptions to Indemnification. Indemnitee shall be entitled to
              -----------------------------
indemnification under Sections 3(a) and 3(b) above in all circumstances other than the following:

              (a) If indemnification is requested under Section 3(a) and it has been adjudicated finally by a court of competent jurisdiction that, in connection with the subject of the Proceeding out of which the claim for indemnification has arisen, Indemnitee failed to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or the relevant Entity, or, with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful, Indemnitee shall not be entitled to payment of Indemnifiable Amounts hereunder.

              (b)   If indemnification is requested under Section 3(b) and

                                  (i)     it has been adjudicated finally by a
                                          court of competent jurisdiction that,
                                          in connection with the subject of the
                                          Proceeding out of which the claim for
                                          indemnification has arisen, Indemnitee
                                          failed to act in good faith and in a
                                          manner Indemnitee reasonably believed
                                          to be in or not opposed to the best
                                          interests of the Company or the
                                          relevant Entity, Indemnitee shall not
                                          be entitled to payment of
                                          Indemnifiable Expenses hereunder; or

                                  (ii)    it has been adjudicated finally by a
                                          court of competent jurisdiction that
                                          Indemnitee is liable to the Company or
                                          the relevant Entity with respect to
                                          any claim, issue or matter involved in
                                          the Proceeding out of which the claim
                                          for indemnification has arisen,
                                          including, without limitation, a claim
                                          that Indemnitee received an improper
                                          personal benefit, no Indemnifiable
                                          Expenses shall be paid with respect to
                                          such claim, issue or matter unless the
                                          Court of Chancery or another court in
                                          which such Proceeding was brought
                                          shall determine upon application that,
                                          despite the adjudication of liability,
                                          but in view of all the

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                                          circumstances of the case, Indemnitee
                                          is fairly and reasonably entitled to
                                          indemnity for such Indemnifiable
                                          Expenses which such court shall deem
                                          proper.

         5.   Procedure for Payment of Indemnifiable Amounts. Indemnitee shall
              ----------------------------------------------
submit to the Company a written request specifying the Indemnifiable Amounts for which Indemnitee seeks payment under Section 3 of this Agreement and the basis for the claim. The Company shall pay such Indemnifiable Amounts to Indemnitee within twenty (20) calendar days of receipt of the request. At the request of the Company, Indemnitee shall furnish such documentation and information as are reasonably available to Indemnitee and necessary to establish that Indemnitee is entitled to indemnification hereunder.

         6.   Indemnification for Expenses of a Party Who is Wholly or Partly
              ---------------------------------------------------------------
Successful. Notwithstanding any other provision of this Agreement, and without
----------
limiting any such provision, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Agreement, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         7.   Effect of Certain Resolutions. Neither the settlement or
              -----------------------------
termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create an adverse presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's action was unlawful.

         8.   Agreement to Advance Interim Expenses; Conditions. The Company
              -------------------------------------------------
shall advance to Indemnitee all Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding, including a Proceeding by or in the right of the Company, in advance of the final disposition of such Proceeding, if Indemnitee furnishes the Company with a written undertaking to repay the amount of such Indemnifiable Expenses advanced to Indemnitee if it is finally determined by a court of competent jurisdiction that Indemnitee is not entitled under this Agreement to indemnification with respect to such Expenses. Such undertaking shall be an unlimited general obligation of Indemnitee, shall be accepted by the Company without regard to the financial ability of Indemnitee to make repayment, and in no event shall be required to be secured.

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         9.   Procedure for Payment of Interim Expenses. Indemnitee shall submit
              -----------------------------------------
to the Company a written request specifying the Indemnifiable Expenses for which Indemnitee seeks an advancement under Section 8 of this Agreement, together with documentation evidencing that Indemnitee has incurred such Indemnifiable Expenses. Payment of Indemnifiable Expenses under Section 8 shall be made no later than twenty (20) calendar days after the Company's receipt of such request and the undertaking required by Section 8.

         10.  Remedies of Indemnitee.
              ----------------------

              (a)      Right to Petition Court. In the event that Indemnitee
                       -----------------------
                       makes a request for payment of Indemnifiable Amounts under Sections 3 and 5 above or a request for an advancement of Indemnifiable Expenses under Sections 8 and 9 above and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, Indemnitee may petition the Court of Chancery or other appropriate court with jurisdiction over this matter to enforce the Company's obligations under this Agreement.

              (b)      Burden of Proof. In any judicial proceeding brought under
                       ---------------
                       Section 10(a) above, the Company shall have the burden of proving that Indemnitee is not entitled to payment of Indemnifiable Amounts hereunder.

              (c)      Expenses. The Company agrees to reimburse Indemnitee in
                       --------
                       full for any Expenses incurred by Indemnitee in connection with investigating, preparing for, litigating, defending or settling any action brought by Indemnitee under Section 10(a) above, or in connection with any claim or counterclaim brought by the Company in connection therewith, but only if and to the extent Indemnitee prevails therein. If it shall be determined in such action that Indemnitee is entitled to receive part but not all of the advancement or indemnification sought, the expenses incurred by Indemnitee in connection with such action shall be appropriately prorated.

              (d)      Validity of Agreement. The Company shall be precluded
                       ---------------------
                       from asserting in any Proceeding, including, without limitation, an action under Section 10(a) above, that the provisions of this Agreement are not valid, binding and enforceable, that there is insufficient consideration for this Agreement or that this Agreement and the actions of the Company's Board of Directors in approving this Agreement constituted a breach of their fiduciary obligations and shall stipulate in court that the Company is bound by all the provisions of this Agreement.

              (e)      Failure to Act Not a Defense. The failure of the Company
                       ----------------------------
                       (including its Board of Directors or any committee thereof, independent legal counsel, or shareholders) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement of Indemnifiable

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                       Expenses under this Agreement shall not be a defense in
                       any action brought under Section 10(a) above, and shall not create a presumption that such payment or advancement is not permissible.

         11.  Representations and Warranties of the Company. The Company hereby
              ---------------------------------------------
represents and warrants to Indemnitee as follows:

              (a)      Authority. The Company has all necessary power and
                       ---------
                       authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company.

              (b)      Enforceability. This Agreement, when executed and
                       --------------
                       delivered by the Company in accordance with the provisions hereof, shall be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally.

         12.  Insurance. The Company will use its commercially reasonable
              ---------
efforts to obtain and maintain a policy or policies of insurance with a reputable insurance company or companies providing the Indemnitee with coverage for losses from wrongful acts, and to ensure the Company's performance of its indemnification obligations under this Agreement. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee at least the same rights and benefits as are accorded to the most favorably insured of the Company's officers and directors. Notwithstanding the foregoing, if the Company, after employing commercially reasonable efforts as provided in the immediately preceding sentence, determines in good faith that such insurance is not available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, or if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, the Company shall use its commercially reasonable efforts to obtain and maintain a policy or policies of insurance with coverage having features as similar as practicable to those described above.

         13.  Contract Rights Not Exclusive. The rights to payment of
              -----------------------------
Indemnifiable Amounts and advancement of Indemnifiable Expenses provided by this Agreement shall be in addition to, but not exclusive of, any other rights which Indemnitee may have at any time under applicable law, the Company's by-laws or charter, or any other agreement, vote of shareholders or directors, or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity as a result of Indemnitee's serving as a director of the Company.

         14.  Successors. This Agreement shall be (a) binding upon all
              ----------
successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs,

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personal representatives, executors and administrators of Indemnitee. This
Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

         15.  Subrogation. In the event of any payment of Indemnifiable Amounts
              -----------
under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee against other persons, and Indemnitee shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         16.  Change in Law. To the extent that a change in applicable law
              -------------
(whether by statute or judicial decision) shall permit broader indemnification than is provided under the terms of the by-laws of the Company and this Agreement, Indemnitee shall be entitled to such broader indemnification and this Agreement shall be deemed to be amended to such extent.

         17.  Severability. Whenever possible, each provision of this Agreement
              ------------
shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or any clause thereof, shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, such provision or clause shall be limited or modified in its application to the minimum extent necessary to make such provision or clause valid, legal and enforceable, and the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

         18.  Indemnitee as Plaintiff. Except as provided in Section 10(c) of
              -----------------------
this Agreement and in the next sentence or in connection with any indemnification claim under any acquisition or investment agreement of even date, Indemnitee shall not be entitled to payment of Indemnifiable Amounts or advancement of Indemnifiable Expenses with respect to any Proceeding brought by Indemnitee against the Company, any Subsidiary or any Entity which the Company directly or indirectly controls or is affiliated with, any director or officer thereof, or any third party, unless the Company has consented to the initiation of such Proceeding. This Section shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in an action brought against Indemnitee.

         19.  Modifications and Waiver. Except as provided in Section 16 above
              ------------------------
with respect to changes in applicable law which broaden the right of Indemnitee to be indemnified by the Company, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver.

         20.  General Notices. All notices, requests, demands and other
              ---------------
communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when transmitted by facsimile and receipt is acknowledged, or (c) if mailed by certified

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or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (i)      If to Indemnitee, to:

                                    [director]
                                    ------------------
                                    ------------------
                                    ------------------
                                    Fax:  (___) ________

                  (ii)     If to the Company, to:

                                    R&D Systems Company
                                    5225 N. Academy Boulevard
                                    Suite 200
                                    Colorado Springs, CO 80918
                                    Fax:  (719) 599-3823

or to such other address or telefax number as may have been furnished in the same manner by any party to the others.

         21.  Governing Law. This Agreement shall be governed by and construed
              -------------
and enforced under the laws of the jurisdiction in which R&D Systems Company or its successor is incorporated from time to time (the "Jurisdiction") without giving effect to the provisions thereof relating to conflicts of law.

         22.  Consent to Jurisdiction. The Company hereby irrevocably and
              -----------------------
unconditionally consents to the jurisdiction of the courts of the Jurisdiction and the United States District Court in the Jurisdiction. The Company hereby irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of or relating to this Agreement in the courts of the Jurisdiction or the United States District Court for the District of the Jurisdiction, and hereby irrevocably and unconditionally waives and agrees not to plead or claim that any such Proceeding brought in any such court has been brought in an inconvenient forum.

         23.  Agreement Governs. This Agreement is to be deemed consistent
              -----------------
wherever possible with relevant provisions of the Company's by-laws and charter; however, in the event of a conflict between this Agreement and such provisions, the provisions of this Agreement shall control.

                 [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       R&D SYSTEMS COMPANY

                                       By: /s/ GUY M. LAMMLE
                                          ----------------------------------
                                          Name:
                                          Title:

                                       INDEMNITEE

                                       /s/ DIRECTOR
                                       -------------------------------------

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